EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of On The Move Systems Corp. (the “Company”) on Form 10-K /A Amendment No. 1 for the year ended February 28, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick Brown, Sole Director, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date:  July 26, 2013

/s/ Patrick Brown
Patrick Brown
Sole Director and CEO
(Principal Executive, Accounting and Financial Officer)